                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                             PROCOM TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             PROCOM TECHNOLOGY, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            PROCOM TECHNOLOGY, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 21, 1999

To The Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PROCOM TECHNOLOGY, INC. (the "Company"), a Delaware corporation, will be held on Thursday, January 21, 1999 at 10:00 a.m., local time, at the Company's offices at 1821 Dyer Road, Santa Ana, California 92705 for the following purposes:

     1. To elect directors to serve for the ensuing year or until their successors are elected.

     2. To approve an amendment to the 1995 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000.

     3. To approve the establishment of the Company's 1999 Employee Stock Purchase Plan, and to reserve 250,000 shares of Common Stock for issuance thereunder.

     4. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending July 31, 1999.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on December 15, 1998, are entitled to notice of and to vote at the Annual Meeting, and at any adjournments or postponements thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors,

                                          Frank Alaghband
                                          Secretary

Irvine, California
December 19, 1998

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            PROCOM TECHNOLOGY, INC.
                            ------------------------

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of PROCOM TECHNOLOGY, INC. (the "Company") for use at the Annual Meeting of Shareholders to be held Thursday, January 21, 1999, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Annual Meeting will be held at the principal executive offices of the Company, 1821 Dyer Road, Santa Ana, California, 92705. The telephone number of the Company's principal executive offices is (714) 852-1000.

     These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended July 31, 1998, including financial statements, were first mailed on or about December 19, 1998 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on December 15, 1998 are entitled to notice of and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, $.01 par value. At the record date, 11,167,242 shares of the Company's Common Stock were issued and outstanding. No shares of the Company's Preferred Stock were outstanding. Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     In the election of directors, a shareholder shall not be entitled to cumulate votes (i.e. cast for any one or more candidates a number of votes greater than the number of such shareholder's shares) unless the candidate's or candidates' names have been placed in nomination prior to the commencement of the voting, and a shareholder has given notice prior to commencement of the voting of such shareholder's intention to cumulate votes. As of the date of this Proxy Statement, the Company has not received any such notice from any shareholder. If any shareholder timely gives such a notice, each shareholder will be entitled to case in the election of directors such number of votes as is equal to the number of shares held multiplied by the number of directors to be elected. Such votes may then be case for a single candidate or may be distributed among two or more candidates as may be determined by the shareholder.

     The accompanying proxy card grants the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally "FOR" each of the six candidates for director. However, if sufficient numbers of Company shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, shareholders holding a majority of the Common Stock will be able to elect all of the directors, and the other shareholders will be unable to elect any director or directors. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as an inspector of election for the meeting. The election inspector will treat shares represented by the proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of votes cast on any matter submitted to the shareholders for a vote.

     The election inspector will treat shares referred to as "broker non-votes" (i.e. shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

     The cost of soliciting votes will be borne by the Company. The Company has not retained any firm to solicit votes or proxy votes. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or other means.

SECURITY OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of December 15, 1998 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the table under "Executive Compensation and Other Matters -- Executive Compensation -- Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                              SHARES BENEFICIALLY OWNED
                                                              -------------------------
                                                               AMOUNT AND
                                                                NATURE OF      PERCENT
                                                               BENEFICIAL         OF
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)               OWNERSHIP      CLASS(2)
          ---------------------------------------             -------------    --------
Alex Razmjoo(2).............................................    1,834,616        16.4%
Frank Alaghband(2)..........................................    1,692,454        15.2%
Alex Aydin(2)(3)............................................    1,453,070        13.0%
Nick Shahrestany(2).........................................    1,605,489        14.4%
Frederick Judd(3)(4)........................................       60,400          --%
Dom Genovese(2).............................................           --          --
David Blake(2)..............................................           --          --
All directors and executive officers as a group (7
  persons)(4)...............................................    6,802,250        61.4%

---------------
--  Less than one percent.

(1) The address of each of the directors and officers is 1821 Dyer, Santa Ana, California, 92705.

(2) A director of the Company.

(3) Includes 48,700 shares currently owned by Mr. Aydin subject to an option granted to Mr. Judd by Mr. Aydin, which option is presently exercisable in full, and 4,500 shares owned by Mr. Judd's children, which ownership is attributed to Mr. Judd, and which ownership Mr. Judd has disclaimed.

(4) Includes 7,200 shares of Common Stock which may be acquired within 60 days after December 15, 1998 through the exercise of stock options.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting (to be held in the Year 2000) must be received by the Secretary of the Company at the Company's principal executive offices no later than September 23, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six (6) nominees named below, all of whom are presently directors of the Company. If voting is conducted by cumulative voting, the proxies named on the enclosed form of proxy will have discretionary authority (unless such authority is withheld) to cumulate votes among the nominees in such proportion as they see fit. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors (the "Board") to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting, if applicable, see "Voting and Solicitation" above) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified.

VOTE REQUIRED

     If a quorum is present and voting, the six nominees receiving the highest number of affirmative votes cast will be elected to the Board of Directors. Votes withheld from all directors are counted for the purposes of determining the presence or absence of a quorum for the transaction of business, but have no other effect under California law. See "Voting and Solicitation" above.

NOMINEES

     The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

                                       DIRECTOR
             NAME                AGE    SINCE                           POSITION
             ----                ---   --------                         --------
Alex Razmjoo...................  36      1988     Chairman of the Board, President and Chief Executive
                                                  Officer
Frank Alaghband................  35      1988     Executive Vice President, Operations, and Director
Alex Aydin.....................  36      1988     Executive Vice President, Finance and Administration,
                                                  and Director
Nick Shahrestany...............  35      1988     Executive Vice President, Marketing and Information
                                                  Technology, and Director
Dom Genovese(1)................  56      1997     Director
David Blake(1).................  58      1997     Director

---------------
(1) Member of the Audit Committee and Member of the Compensation Committee.

     All directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board and are appointed annually, subject to the terms of their employment agreements. There are no family relationships between the executive officers or directors of the Company.

     Mr. Razmjoo is one of the Company founders and has served as its Chairman of the Board, President and Chief Executive Officer since 1987. From 1984 to 1987, Mr. Razmjoo served as Director of Engineering of CMS Enhancements, Inc. He received a B.S. degree in Electrical Engineering in 1985 from the University of California, Irvine.

     Mr. Alaghband is one of the Company founders and has served as its Executive Vice President, Operations and as a director since 1987. From 1984 to 1987, Mr. Alaghband served as a Systems Engineer in the Computer Systems Division of McDonnell-Douglas Corporation. He received a B.S. degree in Electrical Engineering in 1985 from the University of California, Irvine.

     Mr. Aydin is one of the Company founders and has served as the Company's Executive Vice President, Finance and Administration and as a director since 1987. From December 1984 to August 1987, Mr. Aydin served as a Product Development Engineer for Toshiba America, Inc. He received dual B.S. degrees in Electrical Engineering and Biological Sciences in 1984 from the University of California, Irvine and a M.S. degree in Biomedical Engineering in 1985 from California State University, Long Beach.

     Mr. Shahrestany is one of the Company founders and has served as its Executive Vice President, Marketing and Information Technology and as a director since 1987. From 1985 to 1987, Mr. Shahrestany served as Regional Sales Manager of CMS Enhancements, Inc. He received a B.S. degree in Biological Sciences with a minor in Electrical Engineering in 1984 from the University of California, Irvine.

     Mr. Genovese became a Director of the Company in August 1997. Mr. Genovese has served as Vice President Sales for Sync Research, Inc., a branch office networking solution provider, from April 1996 to October 1997. Prior to that, he served as Regional Sales Manager at Cisco Systems, Inc., a worldwide manufacturer of computer communication devices from January 1992 to April 1996. Mr. Genovese received a B.S. degree in electrical engineering from the University of Maryland. Mr. Genovese is a member of the Audit and Compensation Committees of the Board of Directors.

     Mr. Blake became a Director of the Company in October 1997. Mr. Blake has served as the Dean of the Graduate School of Management at the University of California, Irvine since October 1997. Prior to that date, Mr. Blake served as the Dean of the Edwin L. Cox School of Business at Southern Methodist University from 1990 to 1996, serving as the President of the American Assembly of Collegiate Schools of Business in 1996. Mr. Blake received an A.B. in History from Dartmouth College, an MBA from the University of Pittsburgh, and a Ph.D. in political science and international politics from Rutgers University. Mr. Blake is a Director of

Global Industrial Technology, Inc., an NYSE listed company. Mr. Blake serves on the Audit and Compensation of the Board of Directors.

     The Board met six times during the year ended July 31, 1998. Messrs. Razmjoo, Shahrestany, Blake and Genovese attended all meetings, while Messrs. Aydin and Alaghband attended all but one meeting. Where appropriate, the Board has taken action by written consent.

BOARD COMMITTEES

     The Board of Directors formed a Compensation Committee and an Audit Committee in October 1996. There is no Nominating Committee. Mr. Genovese is the Chairman of the Compensation Committee, and Mr. Blake is the Chairman of the Audit Committee. During the fiscal year ended July 31, 1998, there was one meeting of the Audit Committee, while the Compensation Committee met in conjunction with meetings of the Board of Directors. Each committee is comprised of Messrs. Genovese and Blake, the outside directors of the Company. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1995 Stock Option Plan (the "1995 Plan"). The Audit Committee reviews the results and scope of the audit and other accounting-related services and evaluates the Company's internal audit and control functions.

DIRECTOR COMPENSATION

     Directors who are not compensated as employees of or consultants to the Company receive a $6,000 annual retainer fee, a fee of $2,000 per Board meeting, an annual fee of $500 for service on any committee and reimbursement of expenses incurred in attending Board meetings. In addition, Board members are granted options under the 1995 Plan to purchase 9,000 shares upon their initial election to the Board. Such options are granted at the fair market value of the stock on the date of grant, and vest over a four year period. In September 1997 and November 1997, Messrs. Genovese and Blake were each granted stock options under the 1995 Plan to purchase 9,000 shares of the Company's Common Stock with an exercise price equal to $12.625 and $17.50 per share, respectively, the market price of the Company's Common Stock on the date such options were granted.

     During the year ended July 31, 1998, the exercise price of the options granted to the directors was reduced to $8.50 per share, the fair market value of the stock on the date of the repricing. In September 1998, the exercise price of the options was further reduced to $4.50 per share. See "Option Repricing."

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     The Company has adopted provisions in its Articles of Incorporation that limit the liability of its directors for monetary damages arising from a breach of their fiduciary duties as directors to the fullest extent permitted by the California Corporations Code. The Company's Bylaws provide that the Company must indemnify its directors and officers to the fullest extent permitted by the California Corporations Code. The Company also has entered into indemnification agreements with its executive officers and directors and maintains officer and director liability insurance with respect to certain liabilities.

EXECUTIVE COMPENSATION

     The following table shows the compensation earned in fiscal 1998, 1997 and fiscal 1996 by each of the Company's executive officers at the end of fiscal 1997 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                          ----------------------------------   -------------------------
                                                                OTHER ANNUAL   SECURITIES    ALL OTHER
                                                                COMPENSATION   UNDERLYING   COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR  SALARY($)   BONUS($)     ($)(1)      OPTIONS(#)      ($)(2)
   ---------------------------      ----  ---------   --------  ------------   ----------   ------------
Alex Razmjoo......................  1998  $225,000    $100,000    $ 6,325                     $10,148
  Chairman, President and CEO       1997   225,000     100,000      6,599           --         11,148
                                    1996   193,608     737,500      5,101           --          8,335
Frank Alaghband...................  1998   225,000     100,000      5,913           --         10,148
  EVP -- Operations                 1997   225,000     100,000     10,532           --         11,148
                                    1996   193,608     737,500      9,959           --          8,335
Alex Aydin........................  1998   225,000     100,000      5,835           --         10,148
  EVP -- Finance & Administration   1997   225,000     100,000      5,025           --         11,148
                                    1996   193,608     702,500      4,217           --          8,335
Nick Shahrestany..................  1998   225,000     100,000      6,677           --         10,838
  EVP -- Marketing & Information    1997   225,000     100,000      7,179           --         11,649
  Technology                        1996   193,608     712,500      6,580           --          9,025
Frederick Judd....................  1998   105,094      30,676         --           --          1,965
  VP -- Finance & General Counsel   1997    89,654      26,780         --           --          1,981
                                    1996    84,000      43,371         --        9,600          1,280

---------------
(1) Reimbursement of various personal automobile and other expenses included in the executive officer's taxable income.

(2) Represents life insurance premiums paid by the Company for Messrs. Razmjoo, Shahrestany, Alaghband and Aydin, and matching contributions made by the Company to the executive's 401(k) plan pursuant to the terms of the Company's 401(k) plan.

     During fiscal 1998, the Company did not grant any stock options to any Named Executive Officers, and no stock options granted by the Company were exercised during fiscal 1998. The following table summarizes the value of options held at July 31, 1998 by the Named Executive Officers.

FISCAL YEAR-END OPTION VALUES

                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                        UNDERLYING UNEXERCISED               IN-THE-MONEY
                                              OPTIONS AT                      OPTIONS AT
                                           JULY 31, 1998(#)              JULY 31, 1998($)(1)
                                     ----------------------------    ----------------------------
               NAME                  EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
               ----                  -----------    -------------    -----------    -------------
Alex Razmjoo.......................        --              --               --              --
Frank Alaghband....................        --              --               --              --
Alex Aydin.........................        --              --               --              --
Nick Shahrestany...................        --              --               --              --
Frederick Judd(1)..................     4,800           4,800          $13,200         $13,200

---------------
(1) The amounts set forth represent the difference between the estimated fair market value of $5.25 per share as of July 31, 1998 and $2.50 per share, the exercise price of the options, multiplied by the applicable number of shares underlying the options. In November 1993, Mr. Judd was granted an option to purchase 90,000 shares of common stock at $.35 per share by Mr. Aydin. This table does not include the value of shares underlying Mr. Judd's fully vested option to purchase the remaining 48,700 shares at $.35 per share from Mr. Aydin.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board consists of Messrs. Genovese and Blake. No member of the Compensation Committee or executive officer of the Company has a relationship that constitutes an interlocking relationship with executive officers or directors of another entity. The Compensation Committee reviewed the compensation of the executives, including the annual bonus of $100,000 paid to each of Messrs. Razmjoo, Shahrestany, Alaghband and Aydin, and recommended such payment. The following report was completed by the Board of Directors.

                      REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION PHILOSOPHY

     The overall policy of the Board of Directors, and the Compensation Committee, is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. Accordingly, the compensation package for each executive officer is comprised of three primary elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance targets and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an executive officer's level of responsibility increases, it is the Company's general intent that a greater portion of the executive officer's total compensation be dependent upon Company performance and stock price appreciation than upon base salary.

COMPONENTS OF COMPENSATION

     The principal components of executive officer compensation are generally as follows:

          Base Salary. With respect to Messrs. Razmjoo, Shahrestany, Alaghband and Aydin, their base salary is fixed in accordance with the terms of their respective employment agreements. See "Employment Agreements." With respect to other officers and key employees who do not have employment agreements with the Company, salary is determined on the basis of individual performance and competitive market practices as reflected in informal information available to the Company.

          Annual Performance Bonus. Annual bonuses are payable to the Company's executive officers in accordance with the terms of their respective employment agreements. Payment of the bonuses is within the discretion of the Compensation Committee and the Board of Directors, and takes into account the Company's financial performance and attainment of various goals. With respect to other officers and key employees who do not have employment agreements with the Company, their target bonuses are determined on the basis of individual performance and competitive market practices as reflected in informal information available to the Company.

          Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants and other stock-based awards under the Company's 1995 Stock Option Plan. The Board believes that each of Messrs. Razmjoo, Shahrestany, Alaghband and Aydin currently have interests closely aligned with shareholders due to the substantial portion of their individual net worth comprised of their significant ownership of shares of the Company. While no awards of stock options have been made to either of them in the past, the Board or the Compensation Committee may in the future make awards under the Company's 1995 Stock Option Plan. Awards under the 1995 Plan are designed to further align the interests of each executive officer with those of the shareholders. It is the Board's intent to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business. As part of a broad-based grant of stock options made to a large group of key employees, grants of options have been made to Frederick Judd, the Company's Vice President Finance, and other key employees.

  Stock Option Repricing

     On February 3, 1998, the Board of Directors offered all employees the opportunity to reprice their outstanding stock options for new options that would be exercisable at the fair market value of the Company's Common Stock as of the closing of the stock market on that date ($8.50). These new options would otherwise be identical to the old options except that the new options would be subject to a new vesting schedule with 90 days added to each existing vesting date. The stock option repricing was an acknowledgment of the importance to the Company of its employees and of the incentive to employees represented by stock options, especially in considering alternative opportunities. The Board determined that a repricing was necessary due to the competitive environment for obtaining and retaining qualified employees and the overall benefit to the shareholders from a highly motivated group of employees.

     As stated above, no options to purchase the Company's stock have been granted to Messrs. Razmjoo, Shahrestany, Aydin and Alaghband, and the outstanding options granted to Mr. Judd were priced at $2.50 per share, which was lower than the price at which the options were repriced, so no repricing of Mr. Judd's options was effected.

COMPENSATION OF THE CHAIRMAN AND PRESIDENT

     For fiscal 1998, Mr. Razmjoo was paid a base salary at the rate of approximately $225,000 per year pursuant to his existing employment agreement. In addition, Mr. Razmjoo received a cash bonus of $100,000 for fiscal 1998. The Board concluded that Mr. Razmjoo was entitled to the bonus based upon the financial performance of the Company, the completion by the Company of two acquisitions, the continued profitability fof the Company, and the Company's general success in its industry.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the United States Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "qualified performance-based compensation" and to compensation paid in certain circumstances by companies in the first few years following their initial public offering of stock. The Company has taken steps to provide that these exemptions will apply to compensation paid to its executive officers, and the Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements. Accordingly, the Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible by reason of Section 162(m).

September 1, 1998                          THE COMPENSATION COMMITTEE OF THE
                                           BOARD OF DIRECTORS

                                           Dom Genovese
                                           David Blake

THIS REPORT AND THE PERFORMANCE GRAPH BELOW WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the S&P 500 Index (the "S&P 500") and of the Hambrecht & Quist Computer Hardware Index for the various periods commencing with the Company's initial public offering on December 18, 1996 to July 31, 1997, and from August 1 to July 31, 1998.

                                                 H&Q Computer
                                   Procom          Software        S&P 500 Index
Measurement Pt - 12/18/96            100              100               100
July 31, 1997                        118              130               130
July 31, 1998                         58              174               153

     The graph assumes that $100 was invested on December 18, 1996 in the Company's Common Stock and in the S&P 500 and the Hambrecht & Quist Computer Hardware Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock and the Company does not anticipate that any such dividends will be declared or paid in the foreseeable future. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has employment agreements with Messrs. Razmjoo, Alaghband, Aydin and Shahrestany. Each employment agreement has a three-year term with an automatic renewal provision which provides that the agreement will perpetually maintain a three-year term unless terminated. Pursuant to the agreements, each officer receives an annual salary of not less than $225,000, which may at the discretion of the Board be increased in light of performance, inflation or other factors. Each officer is also entitled to receive an annual bonus based on the Company's performance, awarded at the discretion of the Board based upon the attainment of mutually agreed upon performance goals. Performance goals of the Company for purposes of calculating bonus payments are not specified in the employment agreements but rather are determined on a yearly basis by mutual agreement between the Board and the officer. The bonuses received by Messrs. Razmjoo, Alaghband, Aydin and Shahrestany in fiscal 1998 were based upon the Board's determination that such bonuses were in accordance with the guidelines in the agreement and took into account the performance of the Executive and the Company during fiscal 1998. In addition, each officer is entitled to receive a monthly automobile allowance of $750 and reimbursement of business expenses. The Company is required to maintain a life insurance policy of $1 million for the benefit of each officer, and each officer is entitled to participate in the other benefit programs of the Company available to its executive officers. Each officer is entitled to an annual tax preparation allowance of $1,000. If the Company terminates an officer's employment without

Cause (as defined in the employment agreement) or the officer terminates his employment for Good Reason (as defined in the employment agreement), the Company is obligated to provide certain benefits to the terminated officer, including paying the officer 35 months base salary, subject to Internal Revenue Code restrictions, a pro rata bonus for the year of termination and the continuation for up to two years of all life insurance and medical benefits.

     On November 15, 1993, Mr. Judd joined the Company as Vice President, Finance and General Counsel. Pursuant to the Company's employment agreement with Mr. Judd, Mr. Judd's annual base salary is $110,000, and Mr. Judd can qualify for performance-based bonuses of up to $40,000 per year which may be adjusted in the future. If the Company terminates Mr. Judd without cause, the Company would be obligated to pay Mr. Judd six months base salary.

     The 1995 Plan provides for acceleration of the vesting of awards granted thereunder upon the occurrence of certain events. Under the 1995 Plan, in the event of a merger or consolidation in which the company is not the surviving corporation, or the approval by the shareholders of a sale of all or substantially all of the Company's assets, or a change in control of the Company, unless the Board decides prior to such an event that no acceleration of vesting of options shall occur, all outstanding options shall become immediately exercisable.

EMPLOYEE BENEFIT PLANS

     The Company maintains a stock option plan for many of its key employees, and in addition, a "401(k)" savings and investment plan in which all eligible employees may participate. Because shareholders are being asked to amend the 1995 Stock Option Plan (the "1995 Plan") to provide for an additional 600,000 shares of common stock be made available for issuance pursuant to the exercise of stock options, the 1995 Plan is described in more detail under "Proposal Two-Amendment to 1995 Stock Option Plan."

401(k) PLAN

     Effective August 1992, the Company adopted a tax deferred savings plan (the "401(k) Plan") that covers all full-time employees over the age of 21 with more than one year of service. An employee may contribute to the 401(k) Plan from 1% to 15% of his or her pretax compensation not to exceed in any given year the maximum amount allowable under Internal Revenue Service regulations. At the discretion of the Board, the Company may elect to match up to 100% of an employee's contributions to the 401(k) Plan. The Company is not obligated to make matching contributions, but has done so in the past on a discretionary basis. The rates of pre-tax contributions may be reduced with respect to highly compensated employees, as defined in the Code, so that the 401(k) Plan will comply with Section 401(k) of the Code. Pre-tax contributions are allocated to each employee's individual account, which is invested in selected investment alternatives according to the direction of the employee. An employee's pre-tax contributions are fully vested and nonforfeitable at all times, while employer contributions to an employee's account vest over a five-year period. An employee may also borrow from his or her account. All vested benefits are generally distributed to employees upon termination of employment. During the year ended July 31, 1998, pursuant to the terms of the 401(k) Plan, the Company made matching contributions totaling approximately $12,600 to the accounts of the five executive officers set forth in the "Summary Compensation Table" above.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock (collectively "Insiders") to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission as well as the Company and the Nasdaq National Market.

     Except for the Form 4 filing by Mr. Judd required for June 1998 which was inadvertently filed late, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations from each Insider known to the Company that no other reports were required during the fiscal year ended July 31, 1998, the Company believes that all insiders filed all required reports on a timely basis.

                              CERTAIN TRANSACTIONS

                                  PROPOSAL TWO

            APPROVAL OF AMENDMENT TO 1995 EMPLOYEE STOCK OPTION PLAN

     The Company's Board of Directors and shareholders previously adopted and approved the 1995 Plan. A total of 540,000 shares were originally reserved for issuance under the 1995 Plan. In September 1997, the Board of Directors authorized that the Plan be further amended, subject to shareholder approval, which was received in January 1998, to increase the number of shares reserved for issuance thereunder by 450,000 shares, bringing the total number of shares reserved for issuance under the 1995 Plan to 990,000 shares.

     At the Annual Meeting, the shareholders are being requested to consider and approve the proposed amendment to the 1995 Plan to further increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares, bringing the total number of shares issuable under the Plan to 1,590,000 shares. The amendment to increase the number of shares issuable under the 1995 Plan will enable the Company to continue its policy of employee stock ownership as a means to attract and retain highly qualified personnel, to incentivize employees to achieve high levels of performance and to recognize key employee accomplishments. In addition, the Company believes it is critical to have available options to offer employees of companies which the Company may in the future acquire.

     Following is a general description of the principal features of the 1995 Plan. The 1995 Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant to employees, directors, and consultants of the Company of nonstatutory stock options. At July 31, 1998, there were approximately 300 persons eligible for grants under the 1995 Plan. At July 31, 1998, options to purchase an aggregate of 502,277 shares were outstanding under the 1995 Plan (47,090 of which were vested), and an aggregate of 413,125 additional shares remained available for additional grants. Since July 31, 1998, the Company has granted options to purchase approximately 450,000 shares (none of which were granted to executive officers, except for options to purchase 8,720 shares at $4.50 per share granted to Mr. Judd, none of which are exercisable within 60 days of December 15, 1998), while options to purchase approximately 60,000 shares have been cancelled, leaving less than 10,000 options available for future grant. In addition to the recent grant noted above, Mr. Judd had been granted options to purchase 9,600 shares at $2.50 per share, of which 7,200 were exercisable within 60 days of December 15, 1998.

     The 1995 Plan may be administered by the Board or a committee approved by the Board. Currently, the 1995 Plan is administered by the Compensation Committee of the Board, which determines the terms of options granted thereunder, including the exercise price, number of shares subject to the option and vesting schedule. Options granted under the 1995 Plan are not transferable other than by will or the laws of descent or distribution, and each option is exercisable during the lifetime of the recipient only by such person. Options that are outstanding under the 1995 Plan will remain outstanding until they are exercised or they expire in accordance with these terms. The exercise price of all incentive stock options granted under the 1995 Plan must be at least equal to the fair market value of a share of Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options granted under the 1995 Plan may not exceed ten years. In the event the shareholders of the Company approve certain mergers or consolidations, or the sale of substantially all of the business assets of the Company or certain persons other than beneficial owners of greater than 5% of the then outstanding voting power become the beneficial owner of more than 50% of the voting power of the Company, unless prior to such event the Board determines that there shall be either no acceleration or limited acceleration of awards, each option outstanding under the 1995 Plan will become immediately exercisable.

AWARDS TO EMPLOYEES

     Options granted under the 1995 Plan may be options intended to qualify as incentive stock options (the "Incentive Stock Options") under Section 422 of the Code, or options not intended to so qualify (the "Non-Qualified Stock Options").

     Upon the grant of an option under the 1995 Plan, the person receiving the grant (the "Option Holder") must enter into a written option agreement with the Company that contains terms, provisions and conditions that are consistent with the 1995 Plan and have been determined from time to time by the Committee. Incentive Stock Options granted under the 1995 Plan may not expire later than 10 years after the date of grant, except that an Incentive Stock Option granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code), at the time the option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (a "10% Shareholder"), may not expire later than five years from the date the option is granted. The exercise price for any Incentive Stock Option may not be less than 100% of the fair market value of Common Stock of the Company at the date the Incentive Stock Option is granted. The exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the fair market value of the Common Stock of the Company on the date such option is granted.

AWARDS TO NON-EMPLOYEE DIRECTORS

     Non-qualified Stock Options to purchase 9,000 shares of Common Stock are automatically granted to Non-employee Directors upon their election to the Board. Such options will vest over a four year period. The Board may elect to grant additional options to Non-employee Directors after their initial year of service.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 1995 PLAN

     The federal income tax consequences of the 1995 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1995 Plan. State and local tax consequences are beyond the scope of this summary.

          Nonqualified Stock Options. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the 1995 Plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the Common Stock, the holder will realize short term, mid-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

          Generally, gain or loss from a disposition of shares held for (1) one year or less is taxable as short-term capital gain or loss; (ii) more than one year, but not more than eighteen months is taxable as a mid-term capital gain or loss; and (iii) more than eighteen months is taxable as long-term capital gain or loss. For tax years beginning after December 31, 2000, in certain circumstances qualified five-year capital gains may qualify for lower long-term capital gains tax rates.

          Incentive Stock Options. An employee who is granted an incentive stock option under the 1995 Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the Common Stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as mid-term or long term capital gain or loss, depending on how long the Common Stock is held. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), he or she will generally recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common Stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short term, mid-term or long term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

          Special Rules Governing Persons Subject to Section 16(b). Under the federal tax law, special rules may apply to participants in the 1995 Plan who are subject to the restrictions on resale of the Company's Common Stock under Section 16(b) of the Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock based awards under the 1995 Plan.

          Accelerated Payments. If, as a result of certain changes in control of the Company, a participant's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

          Section 162(m) Limits. Notwithstanding the foregoing discussion of the deductibility of compensation under the 1995 Plan by the Company, Section 162(m) of the Code would render non deductible to the Company certain compensation to certain employees required to be named in the Summary Compensation Table ("Executive Officers") in excess of $1,000,000 in any year unless such excess compensation is "performance based" (as defined in the Code) or is otherwise exempt from these limits on deductibility. The applicable conditions of an exemption for performance based compensation plans include, among others, a requirement that the shareholders approve the material terms of the plans. Stock options that may be granted to Executive Officers as contemplated by the 1995 Plan are intended to qualify for the exemption for performance based compensation under Section 162(m). However, in light of the ambiguities in Section 162(m) and uncertainties regarding its ultimate interpretation and application in those circumstances, no assurances can be given that the compensation paid under the 1995 Plan to any Executive Officer will in fact be deductible, if it should, together with other non-exempt compensation paid to such Executive Officer, exceed $1,000,000.

APPLICATION OF CERTAIN LAWS

     The acquisition of shares of Common Stock by Directors, certain officers, or 10% shareholders of the Company could be subject to the provisions of Section 16(b) of the Exchange Act under which a purchase of the Company's Common Stock within six months before or after any sale of such stock could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Such officers, Directors and 10% shareholders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act. Rule 16b-3 under the Exchange Act provides an exemption from Section 16(b) liability for certain transactions pursuant to employee benefit plans. Officers, Directors and 10% shareholders should consult their counsel with respect to the effect of Section 16 upon their participation in the 1995 Plan.

     Resale of shares received on grants of Awards or purchased on exercise of Awards by any person who has a control relationship with the Company may be restricted under the provisions of the Securities Act and the rules and regulations of the Commission, including Rule 144.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

     The approval of the amendment to the 1995 Plan requires the affirmative vote of a majority of the shares represented, in person or by proxy, and entitled to vote at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum).

     Shareholders should note that because outside Directors (subject to re-election and shareholder approval) may receive stock options under this proposal, all current outside Directors of the Company may have a personal interest in the proposal and its approval by shareholders. However, the members of the Board believe that the Amendment is in the best interests of the Company and its shareholders.

THE BOARD HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE 1995 PLAN AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL THREE

           ESTABLISHMENT OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF 250,000 SHARES FOR ISSUANCE THEREUNDER

  Proposal

     The Board of Directors of the Company has approved the establishment of the Company's 1999 Employee Stock Purchase Plan (the "ESPP") on November 20, 1998, subject to shareholder approval, and the reservation of 250,000 shares for issuance under the ESPP.

  Summary of the ESPP

     Purpose. The purpose of the ESPP is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Compensation Committee and the Board of Directors believe that the Company should offer participation in the ESPP as an employee benefit, partly because many other technology companies currently offer their employees such a benefit, and the Company believes the ESPP would provide the opportunity for the Company to remain competitive with those companies.

     Administration. The ESPP may be administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the ESPP are determined by the Administrator, whose decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the ESPP but may not vote on any matter affecting the administration thereof or the grant of any option pursuant thereto. No director who is eligible to participate in the ESPP may be a member of the committee appointed to administer it. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.

     Eligibility and Participation. Any person who is employed by the Company (or any of its majority-owned subsidiaries) for 20 hours per week and more than five months in a calendar year is eligible to participate in the ESPP, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the ESPP by delivering to the Company a subscription agreement authorizing payroll deductions five business days prior to the applicable enrollment date, unless a later time for filing the subscription agreement has been set for all eligible employees. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period. A special transition rule will allow participants to enroll in the ESPP within 30 days after shareholders have approved the establishment of the ESPP. The Company believes that approximately 250 persons will initially be eligible to participate in the ESPP.

     Offering Dates. The ESPP has six month offering periods beginning on the first trading day on or after January 1 and July 1. Shares are purchased for participating employees once every six months on the last day of each purchase period (the last day of each purchase period being the "Exercise Date"). The Board may alter the duration of the offering periods and purchase periods without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first offering period to be effected thereafter.

     Purchase Price. The purchase price per share at which shares will be sold under the ESPP is the lower of 85% of the fair market value of the Common Stock on the enrollment date or the Exercise Date, or for participants previously enrolled, the first day of each offering period or 85% of the fair market value of the Common Stock on the Exercise Date.

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the ESPP to include the base straight time gross earnings, commissions (except for certain executive officers, whose eligible compensation shall not include commissions) and shift premium, but excluding incentive compensation and payments, bonuses or other compensation. A participant may at any time discontinue his or her participation in the ESPP or may increase or decrease the rate of payroll deductions. Payroll deductions shall commence on the first payday in the offering period, and shall continue at the same rate until the end of the offering period and for consecutive offering periods unless sooner terminated as provided in the ESPP. All payroll deductions are credited to the participant's account under the ESPP and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

     Purchase of Stock. At the beginning of each offering period, by executing a subscription agreement to participate in the ESPP, each participant is in effect granted an option to purchase shares of Common Stock on each Exercise Date. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of participant's total payroll deductions to be accumulated during the offering period by the applicable purchase price. Unless a participant withdraws from the ESPP, such participant's option for the purchase of shares will be exercised automatically at the end of the offering period for the maximum number of shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or any of its subsidiaries (including stock which may be purchased under the ESPP or pursuant to any other options), nor shall any employee be allowed to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to all Company stock purchase plans in any calendar year.

     Withdrawal. A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the ESPP. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. The failure to maintain continuous status as an employee of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering period. The ESPP also provides that participants will be deemed to have withdrawn from an offering during certain leaves of absence. Generally, a participant's withdrawal from an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods.

     Termination of Employee. Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

     Nontransferability. No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the ESPP.

     Amendment and Termination of the ESPP. The Board may at any time amend or terminate the ESPP, except that such termination shall not affect options previously granted, provided that an offering period may be terminated if the Board determines that such termination is in the best interests of the Company and its shareholders. No amendment may be made to the ESPP without prior approval of the shareholders of the Company if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Code. In any event, the ESPP will terminate by its own terms in 2009.

  Certain Federal Income Tax Information

     The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

  Required Vote; Recommendation of the Board of Directors

     The approval of the amendment to the 1995 Plan requires the affirmative vote of a majority of the shares represented, in person or by proxy, and entitled to vote at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum).

     Shareholders should note that because certain Directors (subject to re-election and shareholder approval) may participate under this proposal, such Directors of the Company may have a personal interest in the proposal and its approval by shareholders. However, the members of the Board believe that the Amendment is in the best interests of the Company and its shareholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ESTABLISHMENT OF THE ESPP AND THE RESERVATION OF 250,000 SHARES FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FOUR

                         INDEPENDENT PUBLIC ACCOUNTANTS

     For the 1998 fiscal year, Arthur Andersen LLP provided audit services which included audit of the Company's annual financial statements, and assistance and consultation in connection with the Company's filings with the Commission. Audit services were provided with the approval of the Board of Directors which considered, among other factors, the independence of the public accountants. Arrangements for non-audit services, if any, are made by management with the knowledge of the Board of Directors. Upon the recommendation of the Audit Committee, the Board has selected Arthur Andersen LLP to provide audit services to the Company for the fiscal year July 31, 1998. The shareholders are being requested to ratify such selection at the Annual Meeting. There are no affiliations between the Company and Arthur Andersen LLP, its partners, associates or employees, other than as pertain to the engagement of Arthur Andersen LLP as independent auditors for the Company in the previous year. A representative of Arthur Andersen LLP will, if any shareholder requests in advance of the Annual Meeting, be present at the Meeting and he or she will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

                                 ANNUAL REPORT

     The Company's 1998 Annual Report, containing audited balance sheets for the fiscal years ended July 31, 1998 and July 31, 1997 and audited statements of income and cash flows for the fiscal years ending July 31, 1998, July 31, 1997, and July 26, 1996, has previously been provided or accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended July 31, 1998, which the Company has filed with the Commission. The written request should be directed to the Investor Relations Department, at the address of the Company set forth on the first page of this Proxy Statement.

                      OTHER BUSINESS OF THE ANNUAL MEETING

     Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors, the proposal to amend the 1995 Plan, the establishment of the 1999 Employee Stock Purchase Plan, and ratification of Arthur Andersen LLP as the Company's independent auditors. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                                          By Order of the Board of Directors

                                                   /s/ ALEX RAZMJOO
                                          --------------------------------------
                                                       Alex Razmjoo
                                             Chairman of the Board and Chief
                                                    Executive Officer

Irvine, California
December 19, 1998

                              AMENDED AND RESTATED
                             PROCOM TECHNOLOGY, INC.
                             1995 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this Plan is to promote the success of the Corporation by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Options that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Corporation.


         2.       DEFINITIONS.

                  (a) "Board" shall mean the Board of Directors of the Corporation.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean either the Board or a committee of two or more directors, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Code Section 162(m), shall be an "outside" director within the meaning of Section 162(m) of the Code and (ii) in respect of any decision at a time when the Participant affected by the decision is subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, appointed by the Board in accordance with Section 4 of this Plan.

                  (d) "Common Stock" shall mean the Common Stock, par value $0.01 share, of the Corporation.

                  (e) "Corporation" shall mean Procom Technology, Inc., a California corporation.

                  (f) "Disability" shall mean the condition of an Employee who is, in the judgment of the Board or the Committee, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

                  (g) "Effective Date" shall have the meaning given such term in
Section 3 hereof.

                  (h) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Subsidiary.

                  (i) "Event" shall mean any of the following:

                           (1) approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

                           (2) approval by the shareholders of the Corporation of the sale of all or substantially all of the Corporation's business assets to a person or entity which is not a Subsidiary; or

                           (3) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding (x) any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder and (y) any person having beneficial ownership of more than

         5% of the outstanding voting power at the time of adoption of this
         Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

                  (l) "Fair Market value" shall mean the value of one Share of Common Stock, determined as follows:

                           (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                           (2) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

                           (3) If neither (1) nor (2) applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

                  (m) "Incentive Stock Option" shall mean an option described in
Section 422(b) of the Code.


                  (n) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 423(b) or 424(b) of the Code.

                  (o) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonstatutory Stock Option or an Incentive Stock Option.

                  (p) "Optionee" shall mean an employee who has received an Option.

                  (q) "Plan" shall mean the Procom Technology, Inc. 1995 Stock Option Plan, as it may be amended from time to time.

                  (r) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

                  (s) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five and the completion of not less than twenty years of service with the Corporation or a Subsidiary.

                  (t) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 10 of this Plan (if applicable).

                  (u) "Subsidiary" shall mean any corporation at least fifty percent of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         3. EFFECTIVE DATE. This Plan was adopted by the Board and approved by the Corporation's shareholders as of September 15, 1995, which is the effective date of this Plan (the "Effective Date").

         4. ADMINISTRATION. This Plan shall be administered by the Board, or by a committee appointed by the Board which shall consist of not less than two members (either entity acting in such capacity being hereafter referred to as the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion select the Plan participants, the number of Shares to be granted to each Optionee (no more than 100,000 options may be granted hereunder to any person during any twelve month period) and designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or a non-Employee consultant. A member of the Committee shall in no event participate in any determination relating to Options held by or to be granted to such Committee member. The interpretation and construction by the Committee of any provision of this Plan or of any Option granted hereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.

         5.       PARTICIPATION.

                  (a) Eligibility. The Optionees shall be such persons as the Committee may select from among the following classes of persons, subject to the terms and conditions of (b) below:

                           (1) Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors);

                           (2) Directors of the Corporation or of a Subsidiary; and

                           (3) Advisors or consultants who perform bona fide services for the Corporation of a nature similar to those services performed by key employees, who are selected to participate in this Plan by the Committee from time to time.

         Solely for purposes of this Plan, an Optionee who is a director, advisor or consultant who performs bona fide services for the Corporation of a nature similar to those services performed by key employees shall be deemed to be an Employee, and service as a director, advisor or consultant who performs bona fide services for the Corporation of a nature similar to those services performed by key employees shall, solely for purposes of this Plan, be deemed to be employment, except that no Incentive Stock Option may be granted to a non-Employee director or non- Employee advisor or consultant.

                  (b) Ten-Percent Shareholders. An Employee who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least 110% of the Fair Market value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

                  (c) Stock Ownership. For purposes of (b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

                  (d) Outstanding Stock. For purposes of (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

         6. STOCK. The stock subject to Options granted under this Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under this Plan shall not exceed 1,590,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under this Plan. If any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

         7.       TERMS AND CONDITIONS OF OPTIONS.

                  (a) Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

                  (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                  (c) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than 110% of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant.

                  (d) Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Optionee, (iii) with a full recourse promissory note executed by the Optionee or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may, if it desires, require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing the payment of such note and require that the stock certificate(s) representing such Shares shall not be released to the Optionee until such note has been paid in full. If the Corporation determines that it is required to withhold state or federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

                  (e) Term and Nontransferability of Options. Each Option shall state the time or times, and the conditions upon which, all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten years from the date it was granted, and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five years from the date it was granted.

                  Unless otherwise expressly provided in (or pursuant to) this 7(e), by applicable law and by the Option Agreement, as the same may be amended,
(i) all Options are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Options shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Option shall be delivered only to (or for the account of) the Participant.

                  The Committee may permit Options to be exercised by and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall be subject to any and all applicable transfer restrictions under the Code.

                  The exercise and transfer restrictions in this Section 7(e) shall not apply to:

                           (i) transfers to the Corporation,

                           (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                           (iii) transfers pursuant to a QDRO order,

                           (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                           (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

                  Notwithstanding the foregoing, Incentive Stock Options shall be subject to all applicable transfer restrictions under the Code.

                  (f) Termination of Employment, Except by Death, Disability or Retirement. If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, the Optionee's Option, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be an Employee, except that such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within thirty days after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had vested pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, (i) in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond ninety days after the Optionee's reemployment rights are guaranteed by statute or by contract, and
(ii) in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

                  (g) Death of Optionee. If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of
(e) above, at any time within three months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Stock Option with an extended term.

                  (h) Disability of Optionee. If an Optionee ceases to be an Employee by reason of Disability, the Optionee's Option, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be an Employee, except that such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had become vested pursuant to the terms of the applicable option agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Stock Option with an extended term.

                  (i) Retirement of Optionee. If an Optionee ceases to be an Employee by reason of Retirement, the Optionee's Option, to the extent not exercised, shall terminate and become null and void at such time as the Optionee ceases to be an Employee, except that such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had become vested pursuant to the terms of the applicable option agreement and had not previously been exercised. The foregoing notwithstanding, in the case of a Nonstatutory Stock Option, the Committee may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Stock Option with an extended term.

                  (j) Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

                  (k) Modification, Extension and Renewal of Option. Within the limitations of this Plan, the Committee may modify, extend, renew or reprice outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options with, if desired, lower exercise prices, in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                  (l) Other Provisions. The stock option agreements authorized under this Plan may contain such other provisions not inconsistent with the terms of this Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee deems advisable.

         8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Corporation for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

         9. TERM OF PLAN. Options may be granted pursuant to this Plan until the expiration of ten years from the effective date of this Plan.

         10. RECAPITALIZATIONS. Subject to any required action by shareholders, the number of Shares covered by this Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by shareholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled in the merger or consolidation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

         11.      SECURITIES LAW REQUIREMENTS.

                  (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                           (1) the Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                           (2) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                           (3) any other applicable provision of state or federal law shall have been satisfied.

                  (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under this Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under this Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under this Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

                  (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under this Plan to comply with any law.

                  (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under this Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         12. AMENDMENT OF THIS PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue this Plan or revise or amend it in any respect whatsoever, except to the extent that shareholder approval is required by applicable law for such suspension, discontinuation, revision or amendment.

         13. ACCELERATION OF OPTIONS. Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Options or determines those selected Options which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable; subject, however, to compliance with applicable regulatory requirements, including, without limitation, Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event. If any Option has been fully accelerated as provided in this Section 13, but is not exercised prior to the dissolution of the Corporation or a merger, consolidation or other reorganization which the Corporation does not survive, such Option shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option.

         14. EXECUTION. To record the adoption of this Plan in the form set forth above by the Board as of the Effective Date, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.



                                        PROCOM TECHNOLOGY, INC.,
                                        a California corporation


                                        By: ______________________________
                                        Its:______________________________

                             PROCOM TECHNOLOGY, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Procom Technology, Inc.

     (e) "Compensation" shall mean base straight time gross earnings, commissions, overtime and shift premium, exclusive of payments for incentive compensation, incentive payments, bonuses, and other compensation; provided that, for individuals who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, Compensation shall not include commissions."

     (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Offering Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the

               Board deems reliable; or

          (iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following October 30, or commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following April 30. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (l) "Plan" shall mean this Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3.       Eligibility.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof, provided however that the first Offering Period shall commence 30 days after approval by the Company's shareholders of this Plan. The Board shall have the power to change the duration of Offering Periods (including the commencement and/or termination dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five
(5) days prior to the schedule beginning of the first Offering Period to be effected thereafter.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee, for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

                  (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Members of the Board who are eligible employees are permitted to participate in the ESPP but may not vote on any matter affecting the administration thereof or the grant of any option pursuant thereto. No director who is eligible to participate in the ESPP may be a member of the committee appointed to administer it. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.


         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.      Adjustments Upon Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         19.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   EXHIBIT B-1

                             PROCOM TECHNOLOGY, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


_____ Original Application                   Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       _____________________________________ hereby elects to participate in the Procom Technology, Inc. 1999 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company' s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)
                      ----------------------------------------------------------
                      (First)                (Middle)             (Last)



----------------------------------      ----------------------------------------
Relationship
                                        ----------------------------------------
                                                       (Address)

Employee's Social
Security Number:                        ----------------------------------------


Employee's Address:                     ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
       -------------------              ----------------------------------------
                                        Signature of Employee


                                        ----------------------------------------
                                                      Print Name

                                        ----------------------------------------
                                        Spouse's Signature (If beneficiary
                                        other than spouse)

                                        ----------------------------------------
                                                      Print Name

                                   EXHIBIT B-2

                             PROCOM TECHNOLOGY, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Procom Technology, Inc. 1999 Employee Stock Purchase Plan which began on _____________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                        Name and Address of Participant:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


                                        Signature:

                                        ----------------------------------------

                                        Date:
                                             ------

                            PROCOM TECHNOLOGY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 1999 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 21, 1999

    The undersigned shareholder of Procom Technology, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated December 19, 1998, and hereby appoints Alex Razmjoo, Alex Aydin, Nick Shahrestany and Frank Alaghband, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Procom Technology, Inc., to be held on January 21, 1999 at 10:00 a.m., local time, at the Company's principal executive offices at 1821 Dyer, Santa Ana, California, 92705, and at any adjournment thereof, and to vote all the shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:

[ ]  FOR all nominees listed below    [ ]  WITHHOLD AUTHORITY
     (except as indicated)                 to vote for all nominees listed below

    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the following list:

        Alex Razmjoo           Frank Alaghband       Alex Aydin
        Nick Shahrestany       Dom Genovese          David Blake

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 600,000 SHARES TO AN AGGREGATE OF 1,590,000 SHARES

                [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

3. PROPOSAL TO ESTABLISH THE 1999 EMPLOYEE STOCK PURCHASE PLAN AND TO RESERVE 250,000 SHARES FOR ISSUANCE PURSUANT TO THE PLAN

                [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN & COMPANY, L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR 1999

                [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

    And in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment or postponement thereof.

                                                     (Continued on reverse side)

                          (Continued from other side)

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 600,000 SHARES TO AN AGGREGATE 1,590,000 SHARES, FOR THE ESTABLISHMENT OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN & COMPANY, L.L.P. AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                          Dated:__________________________, 1999


                                          ______________________________________
                                                         Signature

                                          ______________________________________
                                                         Signature

                                          (This Proxy should be marked, dated
                                          and signed by the shareholder(s)
                                          exactly as his or her name appears
                                          hereon, and returned promptly in the
                                          enclosed envelope. Persons signing in
                                          a fiduciary capacity should so
                                          indicate. If shares are held by joint
                                          tenants or as community property, both
                                          should sign.)